Exhibit 99.1

Media contact: Tesia Williams media-relations@its.jnj.com	Investor contact: Jessica Moore investor-relations@its.jnj.com

JOHNSON & JOHNSON REPORTS Q3 2023 RESULTS:

•2023 Third-Quarter reported sales growth of 6.8% to $21.4 Billion with operational growth of 6.4%* and adjusted operational growth of 4.9%*. Operational growth excluding COVID-19 Vaccine of 9.0%*

•Earnings per share (EPS) of $1.69 increasing 4.3% and adjusted EPS of $2.66 increasing by 19.3%*

•Company is increasing 2023 full-year guidance midpoints for sales5 and adjusted EPS

New Brunswick, N.J. (October 17, 2023) – Johnson & Johnson (NYSE: JNJ) today announced results for third-quarter 2023. “Johnson & Johnson delivered strong results and significant pipeline advances in the third quarter, providing a solid foundation for future sustained growth,” said Joaquin Duato, Chairman of the Board and Chief Executive Officer. “With a sharpened focus on Innovative Medicine and MedTech solutions, Johnson & Johnson is innovating across the spectrum of healthcare and is poised to deliver the medical breakthroughs of tomorrow.”

Unless otherwise noted, the financial results and earnings guidance included below reflect the continuing operations of Johnson & Johnson. The Company recognized a one-time, non-cash gain of approximately $21 billion in the quarter as part of discontinued operations related to the final separation of its Consumer Health business.

Overall Financial Results

1 Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2 Excludes the impact of translational currency
3 Excludes the net impact of acquisitions and divestitures and translational currency
4 Excludes intangible amortization expense and special items
5 Excludes COVID-19 Vaccine
Note: values may have been rounded

REGIONAL SALES RESULTS:
1 Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2 Excludes the impact of translational currency
3 Excludes the net impact of acquisitions and divestitures and translational currency
Note: values may have been rounded

SEGMENT SALES RESULTS:

1 Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2 Excludes the impact of translational currency
3 Excludes the net impact of acquisitions and divestitures and translational currency
Note: The Innovative Medicine segment was previously referred to as the Pharmaceutical segment
Values may have been rounded

Third Quarter 2023 Segment Commentary:

Adjusted operational sales* reflected below excludes the net impact of acquisitions and divestitures and translational currency.

Innovative Medicine

Innovative Medicine worldwide adjusted operational sales grew 4.4%*. Excluding the COVID-19 Vaccine, operational sales grew 8.2%*. Growth was driven by DARZALEX (daratumumab), ERLEADA (apalutamide), Other Oncology, and CARVYKTI (ciltacabtagene autoleucel) in Oncology, STELARA (ustekinumab), TREMFYA (guselkumab), and SIMPONI/SIMPONI ARIA (golimumab) in Immunology, SPRAVATO (esketamine) in Neuroscience, and UPTRAVI (selexipag) in Pulmonary Hypertension. Growth was partially offset by COVID-19 Vaccine (Ad26.COV2.S) in Infectious Diseases, ZYTIGA (abiraterone acetate) and IMBRUVICA (ibrutinib) in Oncology, and REMICADE (infliximab) in Immunology.

MedTech

MedTech worldwide adjusted operational sales grew 6.0%*, driven primarily by electrophysiology products in Interventional Solutions, wound closure products in General Surgery, contact lenses in Vision, and biosurgery in Advanced Surgery. MedTech worldwide operational sales grew 10.4%*, with the acquisition of Abiomed contributing 4.6%.

Notable New Announcements in the Quarter:

The information contained in this section should be read together with Johnson & Johnson’s other disclosures filed with the Securities and Exchange Commission, including its Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. The reader is also encouraged to review all other news releases and information available in the Investor Relations section of the company’s website at news releases, as well as www.factsabouttalc.com, www.factsaboutourprescriptionopioids.com, and www.LTLManagementInformation.com.

Regulatory	Biosense Webster Receives FDA Approval for Multiple Atrial Fibrillation Ablation Products to be Used in a Workflow Without Fluoroscopy	Press Release
	U.S. FDA Approves TALVEY (talquetamab-tgvs), a First-in-Class Bispecific Therapy for the Treatment of Patients with Heavily Pretreated Multiple Myeloma	Press Release
	European Commission Approves TALVEY (talquetamab), Janssen’s Novel Bispecific Therapy for the Treatment of Patients with Relapsed and Refractory Multiple Myeloma	Press Release
	European Commission Approves Reduced Dosing Frequency for Janssen’s Bispecific Antibody TECVAYLI (teclistamab)	Press Release
Janssen Submits Application to the European Medicines Agency for RYBREVANT (amivantamab) in Combination with Chemotherapy for the First-Line Treatment of Adult Patients with Advanced Non-Small Cell Lung Cancer with Activating EGFR Exon 20 Insertion Mutations[1]
Press Release
	Janssen Submits Supplemental New Drug Application to the U.S. Food and Drug Administration Seeking Full Approval of BALVERSA (erdafitinib) for the Treatment of Patients with Locally Advanced or Metastatic Urothelial Carcinoma and Selected Fibroblast Growth Factor Receptor Gene Alterations	Press Release
	Janssen Submits Marketing Authorisation Application to the European Medicines Agency Seeking Approval of Erdafitinib for the Treatment of Patients with Locally Advanced or Metastatic Urothelial Cancer with Susceptible FGFR Alterations	Press Release
	U.S. FDA Approves AKEEGA (Niraparib and Abiraterone Acetate), the First-And-Only Dual Action Tablet for the Treatment of Patients with BRCA-Positive Metastatic Castration-Resistant Prostate Cancer	Press Release
Data Release	Janssen to Highlight Latest Research from Nipocalimab Clinical Development Program to Address Unmet Need in Myasthenia Gravis at AANEM 2023 Meeting[1]	Press Release
	Janssen Aims to Define New Standards of Care in the Treatment of Solid Tumor Cancers with Transformative Data Planned for Presentation at ESMO[1]	Press Release
	TREMFYA (guselkumab) Maintains Key Efficacy Endpoints Through Three Years for Adults with Moderately to Severely Active Crohn's Disease in a Phase 2 Study[1]	Press Release
Janssen Highlights Latest Research for TREMFYA (guselkumab) and Investigational Targeted Oral Peptide JNJ-2113 in Moderate to Severe Plaque Psoriasis at the European Academy of Dermatology and Venereology (EADV) Congress[1]
Press Release
	Landmark Phase 3 MARIPOSA Study Meets Primary Endpoint Resulting in Statistically Significant and Clinically Meaningful Improvement in Progression-Free Survival for RYBREVANT (amivantamab-vmjw) plus Lazertinib Versus Osimertinib in Patients with EGFR-Mutated Non-Small Cell Lung Cancer	Press Release
	Phase 3 MARIPOSA-2 Study Meets Dual Primary Endpoint Resulting in Statistically Significant and Clinically Meaningful Improvement in Progression-Free Survival for RYBREVANT (amivantamab-vmjw) Plus Chemotherapy with and without Lazertinib versus Chemotherapy Alone in Patients with EGFR-Mutated Non-Small Cell Lung Cancer after Disease Progression on Osimertinib	Press Release
	Treatment with RYBREVANT (amivantamab-vmjw) and Lazertinib Plus Chemotherapy Showed Durable Progression-Free Survival in Patients with Previously Treated EGFR-Mutated Advanced Non-Small Cell Lung Cancer	Press Release
	Janssen to Highlight Latest Advances in Retina Portfolio at the European Society of Retina Specialists (EURETINA) 2023 Annual Meeting[1]	Press Release
Product Launch	Biosense Webster Launches the OPTRELL Mapping Catheter with TRUEref Technology for Mapping of Complex Cardiac Arrhythmias	Press Release
Other	Johnson & Johnson Announces Final Results of Exchange Offer and Finalizes Separation of Kenvue Inc.	Press Release
	Johnson & Johnson Announces Updated Financials and 2023 Guidance Following Completion of the Kenvue Separation	Press Release
	Johnson & Johnson Marks New Era as Global Healthcare Company with Updated Visual Identity	Press Release
1 Subsequent to the quarter

Full-Year 2023 Guidance:

Johnson & Johnson does not provide GAAP financial measures on a forward-looking basis because the company is unable to predict with reasonable certainty the ultimate outcome of legal proceedings, unusual gains and losses, acquisition-related expenses, and purchase accounting fair value adjustments without unreasonable effort. These items are uncertain, depend on various factors, and could be material to Johnson & Johnson's results computed in accordance with GAAP.

($ in Billions, except EPS)	October 2023	August 2023
Adjusted Operational Sales[1,2,5] Change vs. Prior Year / Mid-point	7.2% – 7.7% / 7.5%	6.2% – 7.2% / 6.7%
Operational Sales2,5/ Mid-point Change vs. Prior Year / Mid-point	$84.4B – $84.8B / $84.6B 8.5% – 9.0% / 8.7%	$83.6B – $84.4B / $84.0B 7.5% – 8.5% / 8.0%
Estimated Reported Sales3,5/ Mid-point Change vs. Prior Year / Mid-point	$83.6B – $84.0B / $83.8B 7.5% – 8.0% / 7.7%	$83.2B – $84.0B / $83.6B 7.0% – 8.0% / 7.5%

Adjusted Operational EPS (Diluted)2,4/ Mid-point Change vs. Prior Year / Mid-point	$10.02 – $10.08 / $10.05 12.2% – 12.8% / 12.5%	$9.90 – $10.00 / $9.95 11.0% – 12.0% / 11.5%
Adjusted EPS (Diluted)3,4 / Mid-point Change vs. Prior Year / Mid-point	$10.07 – $10.13 / $10.10 12.7% – 13.3% / 13.0%	$10.00 – $10.10 / $10.05 12.0% – 13.0% / 12.5%
Average Shares Outstanding (Diluted)[6]	~2,557.2	~2,557.2

1 Non-GAAP financial measure; excludes the net impact of acquisitions and divestitures
2 Non-GAAP financial measure; excludes the impact of translational currency
3 Calculated using Euro Average Rate: October 2023 = $1.08 and July 2023 = $1.09 (Illustrative purposes only)
4 Non-GAAP financial measure; excludes intangible amortization expense and special items
5 Excludes COVID-19 Vaccine
6 Full Year 2023 Projected Average Shares Outstanding (Diluted) only reflects impact from the Kenvue exchange offer
Note: percentages may have been rounded

Other modeling considerations will be provided on the webcast.

Webcast Information:
Johnson & Johnson will conduct a conference call with investors to discuss this earnings release today at 8:30 a.m., Eastern Time. A simultaneous webcast of the call for investors and other interested parties may be accessed by visiting the Johnson & Johnson website. A replay and podcast will be available approximately two hours after the live webcast in the Investor Relations section of the company's website at events-and-presentations.

About Johnson & Johnson:
At Johnson & Johnson, we believe health is everything. Our strength in healthcare innovation empowers us to build a world where complex diseases are prevented, treated, and cured, where treatments are smarter and less invasive, and solutions are personal. Through our expertise in Innovative Medicine and MedTech, we are uniquely positioned to innovate across the full spectrum of healthcare solutions today to deliver the breakthroughs of tomorrow, and profoundly impact health for humanity. Learn more at https://www.jnj.com/.

Non-GAAP Financial Measures:

* “Operational sales growth” excluding the impact of translational currency, “adjusted operational sales growth” excluding the net impact of acquisitions and divestitures and translational currency, as well as “adjusted net earnings”, “adjusted diluted earnings per share” and “adjusted operational diluted earnings per share” excluding after-tax intangible amortization expense and special items, are non-GAAP financial measures and should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Except for guidance measures, reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the accompanying financial schedules of the earnings release and the Investor Relations section of the company's website at quarterly results.

Copies of the financial schedules accompanying this earnings release are available on the company’s website at quarterly results. These schedules include supplementary sales data, a condensed consolidated statement of earnings, reconciliations of non-GAAP financial measures, and sales of key products/franchises. Additional information on Johnson & Johnson, including adjusted income before tax by segment, an Innovative Medicine pipeline of selected compounds in late stage development and a copy of today’s earnings call presentation can also be found in the Investor Relations section of the company's website at quarterly results.

Note to Investors Concerning Forward-Looking Statements:

This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things: future operating and financial performance, product development, and market position and business strategy. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson. Risks and uncertainties include, but are not limited to: economic factors, such as interest rate and currency exchange rate fluctuations; competition, including technological advances, new products and patents attained by competitors; challenges inherent in new product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new and existing products; challenges to patents; the impact of patent expirations; the ability of the Company to successfully execute strategic plans, including restructuring plans; the impact of business combinations and divestitures; manufacturing difficulties or delays, internally or within the supply chain; product efficacy or safety concerns resulting in product recalls or regulatory action; significant adverse litigation or government action, including related to product liability claims; changes to applicable laws and regulations, including tax laws and global health care reforms; trends toward health care cost containment; changes in behavior and spending patterns of purchasers of health care products and services; financial instability of international economies and legal systems and sovereign risk; increased scrutiny of the health care industry by government agencies; the Company’s ability to realize the anticipated benefits from the separation of the Company’s Consumer Health business; and the New Consumer Health Company’s ability to succeed as a standalone publicly traded company. A further list and descriptions of these risks, uncertainties and other factors can be found in Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended January 1, 2023, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in Johnson & Johnson’s subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. Any forward-looking statement made in this release speaks only as of the date of this release. Johnson & Johnson does not undertake to update any forward-looking statement as a result of new information or future events or developments.